PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735
VOTE  BY  INTERNET:  www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery  of  information  up  until  11:59  p.m.  Eastern  Time  on  the day  before  the  meeting  date.  Have  your  proxy  card  in  hand  when you  access  the  website  and  follow  the  instructions  to  obtain  your records and to create an electronic voting instruction form.

VOTE  BY  PHONE:  ●
Use  any  touch-tone  telephone  to  transmit  your  voting  instructions up  until  11:59  p.m.  Eastern  Time  on  the  day  before  the  meeting date.  Have  your  proxy  card  in  hand  when  you  call  and  then  follow the  instructions.

VOTE BY MAIL
Mark,  sign  and  date  your  proxy  card  and  return  it  in  the  postage- paid envelope we have provided or return it to Old Mutual Funds II, c/o  Broadridge,  51  Mercedes  Way,  Edgewood,  NY  11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
THIS CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY AND COMMUNICATIONS FUND

If  you  sign,  date  and  return  the  proxy  card  but  give  no  instructions,  your  shares  will  be  voted  “FOR”  the  Proposal  described  below  and “FOR” or “AGAINST” any other matter acted upon at the Meeting in the discretion of the persons named as proxies.   If you should have any  questions  about  the  proxy  material  or  the  execution  of  your  vote,  please  call  the  Fund’s  proxy  solicitor  toll  free  at  ●.

For Against Abstain
1.Approval of a Plan of Reorganization that provides for the sale of assets and liabilities of the Old Mutual Columbus Circle Technology and Communications Fund to the Old Mutual Focused Fund.				0 0 0

TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN VOTING YOUR PROXY PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

This proxy is solicited by the Board of Trustees, which recommends voting “FOR” this Proposal.

Please sign, date and return the proxy card promptly using the enclosed envelope. Every properly signed proxy card shall be voted in the manner specified and, in the absence of specification, shall be treated as granting authority to vote “FOR” the proposal.

This proxy shall be voted as specified above with respect to the action to be taken on the proposals above.

NOTE: The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Fund on questions of adjournment and on any other proposals  raised  at  the  Meeting  to  the  extent  permitted  by  the  Security  and  Exchange  Commission’s  (“SEC”)  proxy  rules,  including  proposals  for  which  timely  notice  was  not received, as set forth in the SEC’s proxy rules.

Please  sign  this  proxy  exactly  as  shareholder  name  appears  hereon.  When  shares  are  held  by  joint  tenants,  both  must  sign.  When  signing  as  attorney,  executor,  administrator,  trustee  or guardian,  please  give  full  title  as  such.  If  a  corporation,  please  sign  in  full  corporate  name  by  president  or  other  authorized  officer.  If  a  partnership,  please  sign  in  partnership  name  by authorized  person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Old Mutual Tech&Comm Fund	Signature (Joint Owners) [PLEASE SIGN WITHIN BOX]	Date

OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY AND COMMUNICATIONS FUND

OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY AND COMMUNICATIONS FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 23, 2009

The undersigned shareholder of Old Mutual Columbus Circle Technology and Communications Fund (the “Fund”), a series portfolio of Old Mutual Funds II, hereby appoints Julian F. Sluyters and Andra C. Ozols, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote as indicated below, all of the shares of beneficial interest of the Fund standing in the name of the undersigned at the close of business on [August 25, 2009, at a Special Meeting of  Shareholders  (the  “Meeting”)  to  be  held  at  the  offices  of  Old  Mutual  Capital,  Inc.  located  at  4643  South  Ulster Street, Suite 600, Denver, Colorado 80237 on November 23, 2009 at 10:00 a.m. Mountain Time, and at any and all adjournments  or  postponements  thereof,  with  all  of  the  powers  the  undersigned  would  possess  if  personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the Meeting.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL OUTLINED ON THE REVERSE SIDE. IF SIGNED AND DATED, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL UNLESS OTHERWISE INDICATED ON THE REVERSE.

PLEASE SIGN ON REVERSE SIDE

Old Mutual Tech&Comm Fd 08

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735
VOTE  BY  INTERNET:  www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery  of  information  up  until  11:59  p.m.  Eastern  Time  on  the day  before  the  meeting  date.  Have  your  proxy  card  in  hand  when you  access  the  website  and  follow  the  instructions  to  obtain  your records and to create an electronic voting instruction form.

VOTE  BY  PHONE:  ●
Use  any  touch-tone  telephone  to  transmit  your  voting  instructions up  until  11:59  p.m.  Eastern  Time  on  the  day  before  the  meeting date.  Have  your  proxy  card  in  hand  when  you  call  and  then  follow the  instructions.

VOTE BY MAIL
Mark,  sign  and  date  your  proxy  card  and  return  it  in  the  postage- paid envelope we have provided or return it to Old Mutual Funds II, c/o  Broadridge,  51  Mercedes  Way,  Edgewood,  NY  11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
THIS CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

OLD MUTUAL GROWTH FUND

If  you  sign,  date  and  return  the  proxy  card  but  give  no  instructions,  your  shares  will  be  voted  “FOR”  the  Proposal  described  below  and “FOR” or “AGAINST” any other matter acted upon at the Meeting in the discretion of the persons named as proxies.   If you should have any  questions  about  the  proxy  material  or  the  execution  of  your  vote,  please  call  the  Fund’s  proxy  solicitor  toll  free  at  ●.

				For Against Abstain
1.Approval of a Plan of Reorganization that provides for the sale of assets and liabilities of the Old Mutual Growth Fund to the Old Mutual Focused Fund.				000

TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN VOTING YOUR PROXY PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

This proxy is solicited by the Board of Trustees, which recommends voting “FOR” this Proposal.

Please sign, date and return the proxy card promptly using the enclosed envelope. Every properly signed proxy card shall be voted in the manner specified and, in the absence of specification, shall be treated as granting authority to vote “FOR” the proposal.

This proxy shall be voted as specified above with respect to the action to be taken on the proposals above.

NOTE: The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Fund on questions of adjournment and on any other proposals  raised  at  the  Meeting  to  the  extent  permitted  by  the  Security  and  Exchange  Commission’s  (“SEC”)  proxy  rules,  including  proposals  for  which  timely  notice  was  not received, as set forth in the SEC’s proxy rules.

Please  sign  this  proxy  exactly  as  shareholder  name  appears  hereon.  When  shares  are  held  by  joint  tenants,  both  must  sign.  When  signing  as  attorney,  executor,  administrator,  trustee  or guardian,  please  give  full  title  as  such.  If  a  corporation,  please  sign  in  full  corporate  name  by  president  or  other  authorized  officer.  If  a  partnership,  please  sign  in  partnership  name  by authorized  person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Old Mutual Growth Fund	Signature (Joint Owners) [PLEASE SIGN WITHIN BOX]	Date

OLD MUTUAL GROWTH FUND

OLD MUTUAL GROWTH FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 23, 2009

The undersigned shareholder of Old Mutual Growth Fund (the “Fund”), a series portfolio of Old Mutual Funds II, hereby appoints Julian F. Sluyters and Andra C. Ozols, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote as indicated below, all of the shares of beneficial interest of the Fund standing in the name of the undersigned at the close of business on [August 25, 2009, at a Special Meeting of  Shareholders  (the  “Meeting”)  to  be  held  at  the  offices  of  Old  Mutual  Capital,  Inc.  located  at  4643  South  Ulster Street, Suite 600, Denver, Colorado 80237 on November 23, 2009 at 10:30 a.m. Mountain Time, and at any and all adjournments  or  postponements  thereof,  with  all  of  the  powers  the  undersigned  would  possess  if  personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the Meeting.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL OUTLINED ON THE REVERSE SIDE. IF SIGNED AND DATED, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL UNLESS OTHERWISE INDICATED ON THE REVERSE.

PLEASE SIGN ON REVERSE SIDE

Old Mutual Growth Fd 08